UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 13, 2018

Veeva Systems Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive Pleasanton, California		94588
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 13, 2018, Veeva Systems Inc. (“Veeva”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Veeva’s stockholders voted on three proposals, each of which is described in more detail in the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 4, 2018 (the “2018 Proxy Statement”).

Only stockholders of record as of the close of business on April 19, 2018, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 120,354,247 shares of Veeva’s Class A common stock and 22,805,651 shares of Veeva’s Class B common stock were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of Class A common stock of Veeva was entitled to one vote for each share of Class A common stock held as of the close of business on the record date, and each holder of Class B common stock of Veeva was entitled to ten votes for each share of Class B common stock held as of the close of business on the record date. The Class A common stock and Class B common stock voted as a single class on all matters.

The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below.

Proposal 1: Each of the following nominees were elected serve as Class II directors until the 2021 annual meeting of stockholders or until his successor has been duly elected and qualified. The vote for each director nominee is set forth in the table below:

NAME	FOR	WITHHOLD	BROKER NON-VOTES
Timothy C. Barabe	317,887,465	7,221,094	12,265,632
Gordon Ritter	317,411,929	7,696,630	12,265,632

Proposal 2: The named executive officer compensation was approved by the stockholders on an advisory basis based on the following results of voting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
267,489,670	57,484,746	134,142	12,265,633

Proposal 3: The appointment of KMPG LLP as Veeva’s independent registered public accounting firm for the fiscal year ending January 31, 2019 was ratified by the stockholders based on the following results of voting:

FOR	AGAINST	ABSTAIN
336,348,338	930,571	95,281
Item 8.01	Other Events.

Non-Employee Director Compensation

On June 13, 2018, the Board of Directors of Veeva approved changes to Veeva’s Non-Employee Director Compensation Plan. A description of the Non-Employee Director Compensation Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit
No.	Description
10.1	Description of Veeva Systems Inc. Non-Employee Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated: June 15, 2018